                                                                    Exhibit 10.9
                                                                    ------------

                                   Agreement

     Medarex, Inc. and GenPharm International (Medarex, Inc. and GenPharm International are referred to hereinafter as "Provider") agree to provide Immuno-Designed Molecules S.A., ("Recipient") with certain research material requested by Recipient for use, subject to the terms and conditions set forth in this Agreement (the "Agreement"). Provider (collectively on the one hand) and Recipient (on the other hand) are each referred to herein singularly as a "Party" and collectively as the "Parties" to this Agreement.

     1. This Agreement applies to the transfer by Provider to Recipient of transgenic mice ("Mice") and to any biological materials (including human and murine antibodies and immunized Mice) derived from the Recipient's use of those Mice hereunder (collectively, the "Derived Material"). The Mice and the Derived Materials are referred to herein collectively as the "Materials". Recipient shall use the Mice solely for purposes of conducting research expected to result in Derived Materials (and data, results and information relating thereto), [*****]. The Research is expected to include the immunization of the Mice with antigens supplied by Recipient (each an "Antigen"), and any such antigens or other materials provided or used by Recipient for purposes of the Research are referred to herein collectively as the "Recipient Materials". Recipient shall be under no obligation to disclose the nature of or provide any Recipient Materials to Provider.

     2. Legal title to all Mice shall be and remain solely with Provider, and nothing in this Agreement grants Recipient any rights under any patents or patent applications of Provider. Recipient shall not transfer the mice. Recipient will use the Mice solely for the purposes contemplated under this Agreement, and in no event will attempt to breed or duplicate in any way the Mice provided to Recipient by Provider hereunder. Any information of Provider that is disclosed to Recipient by Provider in connection with the transfer of the Mice or the Research hereunder shall be used by Recipient solely for the purposes of Research, and shall be held in confidence by Recipient subject to the terms and conditions of Schedule A ("Confidentiality Provisions"). Legal title to any and all Recipient Materials shall be and remain solely with Recipient, and nothing in this Agreement grants Provider any rights under any patents or patent applications of Recipient. Any information of Recipient

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          relating to any Recipient Materials that is disclosed to Provider by Recipient shall not be used by Provider for any purpose, and shall be held in confidence by Provider subject to the terms and conditions of the Schedule A.

     3. [*****] Recipient shall be under no obligation to provide any such Derived Materials to Provider. During the Materials Term (as hereinafter defined), Recipient shall not make any use of any such Derived Materials except for purposes of the Research, and thereafter Recipient shall not make any use of the Derived Materials, shall not transfer any Derived Materials to any third party, and shall not file any patent applications covering any Derived Materials or based on the Research without Provider's prior written consent, [*****]. Upon expiration or termination of the Materials Term, unless the Parties have entered into a definitive agreement, Recipient shall return or destroy the Mice and destroy all Derived Materials; provided, however, that legal title to any data, research results or other information relating to the Derived Materials shall be and remain with Recipient, but such shall be treated as confidential information and shall be held in confidence by Recipient subject to the terms and conditions of Schedule A. Recipient shall be under no obligation to disclose any such data, research results or other information to Provider, but if and to the extent that Recipient does make any such disclosure, any such information of Recipient disclosed to Provider by Recipient shall not be used by Provider for any purpose and shall be held in confidence by Provider subject to the terms and conditions of the Schedule A.

     4. The transfer of the Mice constitutes a nonexclusive license to use the Mice solely for the purposes of the Research. This Agreement does not restrict Provider's right to distribute the Mice to other commercial or to non-commercial entities. Provider shall have no obligation to grant a license to Recipient, and may grant exclusive or nonexclusive licenses to others who may be investigating uses of the Mice.

     5. The Mice are provided to Recipient to conduct experiments in animals or in vitro. The Materials will not be used in humans, including for purposes of diagnostic testing.

     6. During the Materials Term and thereafter until the return or destruction of the Mice and destruction of the Derived Materials, written records will be maintained by Recipient of all uses made of, and all persons allowed access to Materials, and copies of such records will be furnished to Provider as

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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

          confidential information of Recipient subject to the terms and conditions of Schedule A.

     7. The Materials are experimental in nature and shall be used with prudence and appropriate caution, since not all of the characteristics are known. THE MATERIALS ARE PROVIDED "AS IS" WITHOUT WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED. PROVIDER MAKES NO REPRESENTATION OR WARRANTY THAT THE USE OF THE MATERIALS WILL NOT INFRINGE ANY PATENT OR OTHER PROPRIETARY RIGHT.

     8. This Agreement shall commence as of December 27, 1999 (the "Effective Date"). Except for Schedule A, the term of this Agreement (the "Materials Term") shall expire on the date that is [*****] after the Effective Date, unless either extended by the Parties by written agreement, sooner terminated in accordance herewith or the Parties have entered into a definitive agreement. The term of Schedule A shall not expire until five (5) years after the Effective Date. Either Party may terminate the Materials Term of this Agreement for any reason effective thirty (30) days after written notice to the other Party. Upon expiration or termination of the Materials Term, unless the Parties have entered into a definitive agreement, Recipient shall return or destroy the Mice and destroy all Derived Materials, and Provider shall return or destroy any Recipient Materials (if any) received from Recipient and shall destroy any Derived Materials (if any) received from Recipient. The Parties anticipate that the definitive agreement will have a term of [*****].

     9. If Recipient provides written notice to Provider of the identity of the Antigen for which Derived Materials have been obtained by Recipient, unless Provider has previously granted a third party rights to use the Mice with respect to such Antigen or has commenced or has the intent to commence an active research program on its own behalf with respect to such Antigen, as shown by written records, during the Materials Term Recipient shall have a right of first negotiation to obtain a commercial license from Provider with respect to the Derived Materials specific for such Antigen. During the Materials Term, if Recipient provides such notice and either a third party notifies Provider that such third party wishes to acquire a commercial license to antibodies directed against such Antigen or Provider wishes to commercialize antibodies against such Antigen itself, Provider shall notify Recipient; however, Provider shall not be obligated to identify such party,

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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

          whether Provider or a third party. If Recipient has not notified Provider within ten (10) business days of such Provider's notice that Recipient will enter a definitive agreement with Provider for a non-exclusive commercial license for the Derived Materials on the terms set forth on Schedule B, or if Recipient and Provider have failed to enter into a definitive license agreement consistent with such terms within ninety (90) days from the date of Provider's notice to Recipient, then Recipient's right of first negotiation shall terminate with respect to the Derived Materials and the related Antigen. In any such case, Provider may grant one or more third parties commercial licenses with respect to antibodies specific for the applicable Antigen, or conduct commercialization of such antibodies itself.

     10. In no event shall Provider be liable for any use by Recipient of the Materials or for any loss, claim, damage, or liability, of any kind or nature, that may arise from or in connection with this Agreement or the use, handling, or storage of the Materials. The Recipient agrees to indemnify and hold harmless Provider and Provider's officers, agents, and employees from any liability, loss, or damage they may suffer as a result of claims, demands, costs, or judgments against them arising out of the use and disposition of the Materials by the Recipient, except insofar as such liability arises out of the negligence or wrongdoing of Provider or its officers, agents or employees.

     11. Recipient will use the Materials in compliance with all laws, governmental regulations and guidelines, including without limitation current NIH guidelines and any regulations or guidelines pertaining to research with recombinant DNA that may be applicable to the Materials.

     12. Provider and Recipient agree in principal, subject to the terms of a definitive agreement, for Provider to license to Recipient on a non-exclusive basis the right to develop and commercialize Medarex's in-licensed anti-CTLA-4 intellectual property, technology and Provider's anti-CTLA-4 human antibody in connection with cellular vaccines and cellular therapy. The terms of such license will [*****] include milestone payments, beginning upon [*****], equal to [*****] and royalties equal to [*****]. To the extent that Recipient may develop patents or patent applications on the use of anti-CTLA-4 antibodies in connection with cellular vaccines or cellular therapy, Recipient and Provider agree that Provider will have the right to out-license the relevant patents and patent applications to potential licensees, [*****].

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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

     13.  [*****]

     14. This Agreement, including its Schedule A and Schedule B, contains the entire agreement between the Parties with respect to the subject matter contained herein and supersedes any previous understandings, commitments or agreements, oral or written. This Agreement may only be amended with a written agreement signed by authorized representatives of the Parties hereto.

     15. This Agreement shall be governed by New Jersey law. The Parties hereby submit to the exclusive jurisdiction of the courts of New Jersey in all matters concerning this Agreement.


FOR MEDAREX INC. AND                    FOR IMMUNO-DESIGNED MOLECULES S.A.
GENPHARM INTERNATIONAL


Signature: /s/ D. Drakeman              Signature: /s/ J. Romet-Lemonne
           -----------------------                 ---------------------------

Name:  DONALD L. DRAKEMAN               Name:  JEAN-LOUP ROMET-LEMONNE

Title: CHIEF EXECUTIVE OFFICER          Title: PRESIDENT

Date:  December 27, 1999                Date:  December 27, 1999

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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

                                  SCHEDULE A

                          CONFIDENTIALITY PROVISIONS

     Each Party (herein referred to as the "Disclosing Party") is in possession of certain non-public confidential and/or proprietary information (such information, whether in written or oral form and including summaries or notes thereof, is hereinafter defined as the "Information") that it is willing to disclose to the other Party (herein referred to as the "Receiving Party") for the purpose of discussing a possible collaboration involving Medarex's transgenic mouse and antibody technology.

     The Receiving Party agrees on behalf of itself and its affiliates, successors and assigns to accept such Information, which may be disclosed in written or oral form, in accordance with the following terms:

     1. The Receiving Party agrees not to disclose to anyone and to protect the confidentiality of any and all Information disclosed to it under this Agreement, with the exception of the following:

               a) Information that, at the time of disclosure to the Receiving Party, is generally known to the public;

               b) Information that, after disclosure by the Disclosing Party becomes part of the public knowledge by publication or otherwise, except by breach of this Agreement;

               c) Information that was in the Receiving Party's possession at the time of disclosure but not acquired, directly or indirectly, from the Disclosing Party, provided the Receiving Party furnishes the Disclosing Party with satisfactory written documentation thereof prior to any disclosure of such Information to a third party;

               d) Information that the Receiving Party receives from third parties who have the legal right to disclose such information, provided such Information was not obtained to the knowledge of the Receiving Party by said third parties, directly or indirectly, from the Disclosing Party on a confidential basis.

     2. The Receiving Party agrees that it will not use the Information that it is required hereunder to keep confidential for any purpose other than for the purpose described above.

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

                                  SCHEDULE B

                                  TERM SHEET
                         HuMAb-Mouse /(TM)/ Technology


     The Collaboration

     Medarex proposes to make the HuMAb-Mouse technology available to Immuno-Designed Molecules S.A. to create antibodies for an antigen, or antigens, of Immuno-Designed Molecules S.A. choice.

     Demonstration Project

     Medarex offers a free demonstration project to allow to work with the HuMAb mice and develop a pool of high affinity, human antibodies for [*****] antigens. The exact number of mice needed is to be determined. At Immuno-Designed Molecules S.A.'s option, Medarex will perform immunizations, derive hybridomas and characterize the resulting antibodies, using Immuno-Designed Molecules S.A.'s antigen and assays, for a fee of [*****] per antigen. Medarex can also develop assays, at a price to be determined.

     Research License

     Following the demonstration project, if Immuno-Designed Molecules S.A. chooses to enter into a business collaboration, for a fee of [*****] per antigen target, Medarex will grant a research license on a non-exclusive basis for a [*****] period to allow Immuno-Designed Molecules S.A. to evaluate the human antibodies to the antigen. This license may be renewed for an additional fee of [*****] per antigen target for [*****].

     Commercial License

     An exclusive commercial license for the antibodies created by Immuno-Designed Molecules will be granted for a fee of [*****] per antigen. If the commercial license is obtained during the research license renewal period, the renewal fee will be pro-rated and credited against the commercial license fee. Immuno-Designed Molecules S.A. may proceed directly to the commercial license for a target antigen without obtaining a research license first. Commercial licenses are subject to availability.

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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

Milestones

[*****]

Royalties

Annual Worldwide Sales

[*****]

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                       8